Registration No. 33-55117
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                         BARRETT BUSINESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                                        52-0812977
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

                            4724 S.W. Macadam Avenue
                             Portland, Oregon 97239
                            Telephone (503) 220-0988
          (Address and telephone number of principal executive offices)

           BARRETT BUSINESS SERVICES, INC., 1993 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                               William W. Sherertz
                                    President
                         Barrett Business Services, Inc.
                            4724 S.W. Macadam Avenue
                             Portland, Oregon 97239
                            Telephone (503) 220-0988
           (Name, address, and telephone number of agent for service)

                          ----------------------------

                                   Copies to:
                                 Miller Nash LLP
                              111 S.W. Fifth Avenue
                           Portland, Oregon 97204-3699
                              Attn: Mary Ann Frantz
                                 (503) 224-5858
                          ----------------------------

                                 DEREGISTRATION
                                 --------------

     Pursuant to Registration Statement on Form S-8 (No. 33-55117) first filed with the Securities and Exchange Commission on August 17, 1994, Barrett Business Services, Inc., a Maryland corporation, registered 300,000 shares of common stock, $0.01 par value per share, for issuance under the Barrett Business Services, Inc., 1993 Stock Incentive Plan. Of the 300,000 shares originally registered, 178,243 shares had been issued and sold as of May 12, 2005. The Registration Statement is hereby amended to deregister 121,757 shares of common stock, $0.01 par value per share, of Barrett Business Services, Inc., and to terminate the registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Portland, state of Oregon, on the 12th day of May, 2005.

                                   BARRETT BUSINESS SERVICES, INC.
                                   (Registrant)


                                   By     /s/ Michael D. Mulholland
                                          -------------------------------------
                                          Michael D. Mulholland
                                          Vice President-Finance and Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment to registration statement has been signed by the following persons in the capacities indicated as of the 12th day of May, 2005.


            Signature                                 Title
            ---------                                 -----

(1) Principal Executive Officer
    and Director:

/s/ William W. Sherertz                    President and Chief Executive Officer
---------------------------------          and Director
William W. Sherertz


(2) Principal Financial Officer:

/s/ Michael D. Mulholland                  Vice President-Finance and Secretary
---------------------------------
Michael D. Mulholland


(3) Principal Accounting Officer:

/s/ James D. Miller
---------------------------------
James D. Miller                            Controller and Assistant Secretary


(4) A majority of the Board of Directors:

/s/ Thomas J. Carley
---------------------------------
Thomas J. Carley                           Director


/s/ James B. Hicks
---------------------------------
James B. Hicks                             Director

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

/s/ Jon L. Justesen
---------------------------------
Jon L. Justesen                            Director


/s/ Anthony Meeker
---------------------------------
Anthony Meeker                             Director


---------------------------------
Nancy B. Sherertz                          Director




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